SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[x]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Rule 14a-12.

              Rawlings Sporting Goods Company, Inc.
        (Name of Registrant as Specified In Its Charter)

       ___________________________________________________
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _____________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          _____________________________________________________
     3)   Filing Party:
          _____________________________________________________
     4)   Date Filed:
          _____________________________________________________

                      RAWLINGS SPORTING GOODS COMPANY, INC.
                              1859 Intertech Drive
                             Fenton, Missouri 63026



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Rawlings Sporting Goods Company, Inc. (the "Company") will be held at Maritz, Inc., 1355 North Highway Drive, Fenton, Missouri 63099 on January 9, 2002 at 9:30 a.m., Central Time, to consider and take action with respect to the following:

     1. The election of two Directors to serve until the annual meeting following the Company's fiscal year ending August 31, 2004.

     2. The ratification of the Board of Directors' selection of Arthur Andersen LLP as independent public accountants of the Company for the Company's fiscal year ending August 31, 2002.

     3. The conduct of such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders of record at the close of business on November 12, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the meeting.


                           By Order of the Board of Directors

                           /s/ Howard B. Keene

                          Howard B. Keene
                           Secretary


Dated:    November 28, 2001




                             YOUR VOTE IS IMPORTANT.
         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
              IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT
                             TO ATTEND THE MEETING.

                      RAWLINGS SPORTING GOODS COMPANY, INC.
                              1859 Intertech Drive
                             Fenton, Missouri 63026


                                 PROXY STATEMENT

                           Mailed on November 28, 2001

          Annual Meeting of Stockholders to be held on January 9, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rawlings Sporting Goods Company, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on January 9, 2002 and at any adjournments thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders (the "Notice") which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph, and the Company may pay persons holding shares for others their expenses in sending proxy materials to their principals.


                      VOTING SECURITIES AND VOTES REQUIRED

     Only stockholders of record at the close of business on November 12, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 8,022,865 shares of Common Stock , par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

     The holders of record of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or withhold a vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     Each candidate for election as a Director must receive a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, provided a quorum is present, is required to ratify the Board of Directors' selection of Arthur Andersen LLP as independent public accountants of the Company for the Company's fiscal year ending August 31, 2002 (Item 2), as well as to approve any other matter that may properly come before the Annual Meeting.

     Shares represented by proxies which are marked "WITHHELD" with regard to the election of Directors will be excluded entirely from the vote and will have no effect. Shares represented by proxies which are marked "ABSTAIN" with respect to the other matters presented for consideration at the Annual Meeting (including Items 2 and 3) will be considered present in person or represented by proxy at the meeting and, accordingly, will have the effect of a negative vote because those matters each require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions with respect to a particular matter ("broker non-votes"), those shares will have no effect on the outcome of such matter.

     Shares entitled to vote represented by proxies which are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. If no vote is specified therein, the shares will be voted "FOR" the election of the Directors named as nominees in the Proxy Statement and "FOR" the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Company for the Company's fiscal year ending August 31, 2002.

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders insofar as the proxies are not limited to the contrary. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The stockholders named in the following table are the only stockholders known to the Company to be the beneficial owners of five percent (5%) or more of the Company's Common Stock as of October 5, 2001. For purposes of this table, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition, of a security.


         NAME AND ADDRESS OF          AMOUNT AND NATURE OF         PERCENT
          BENEFICIAL OWNERS           BENEFICIAL OWNERSHIP         OF CLASS
        -------------------          ---------------------         ---------
 First Pacific Advisors, Inc.              893,500(1)               11.1%
 11400 West Olympic Boulevard
 Suite 1200
 Los Angeles, California 90064

 Bull Run Corporation                      811,402(2)               10.1%
 4370 Peachtree Rd. NE
 Atlanta, Georgia 30319

(1) This amount, as reflected in an amended report on Schedule 13G dated February 9, 2001, consists of no sole voting power, shared voting power with respect to 404,400 shares, no sole dispositive power and shared dispositive power with respect to 893,500 shares.

(2) This amount, as reflected in an amended report on Schedule 13D dated January 20, 2000, does not include 925,804 shares of Common Stock issuable to Bull Run Corporation upon exercise of a Common Stock Purchase Warrant which expired on November 21, 2001. This amount includes 625 shares of Common Stock underlying options granted under the Rawlings Sporting Goods Company, Inc. Non-Employee Directors' Stock Plans ("Directors' Plan"), and 4,277 shares of Common Stock deliverable in lieu of director's fees assigned to Bull Run by Mr. Host. Robert S. Prather, Jr. is the President and Chief Executive Officer of Bull Run Corporation. Pursuant to a Standstill Agreement, dated November 21, 1997, as amended, between the Company and Bull Run Corporation, Bull Run Corporation is entitled to select two nominees to the Board of Directors of the Company. Mr. Prather and Mr. Host were selected by Bull Run Corporation as its nominees and appointed to the Board of Directors.

                         STOCK OWNERSHIP OF DIRECTORS,
                THE NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         The following table and notes thereto set forth information, as of October 5, 2001, with respect to the beneficial ownership of shares of Common Stock by each Director, each person nominated by the Board for election to the Board of Directors and each Executive Officer named in the Summary Compensation Table and by the Directors and Executive Officers of the Company, as a group, based upon information furnished to the Company by such persons:

                         AMOUNT OF BENEFICIAL OWNERSHIP
                            AS OF OCTOBER 5, 2001(1)
                        -------------------------------

                                          AMOUNT AND NATURE OF       PERCENT
NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     OF CLASS
------------------------                  ---------------------     ---------

Andrew N. Baur (d)                            39,932  ( 2)              *
Linda L. Griggs (d)                           14,786  ( 3)              *
Jonathan C. Hodgins                           37,247  ( 4)              *
W. James Host (d)                              -      ( 5)              *
Howard B. Keene                              137,458  ( 6)              1.7%
Michael McDonnell (d)                         89,534  ( 7)              1.1%
Stanley W. Morrison                           49,371  ( 8)              *
Stephen M. O'Hara (d)                        379,217  ( 9)              4.6%
Robert S. Prather, Jr. (d)                   825,618  (10)             10.3%
William C. Robinson (d)                       47,952  (11)              *
Edward F. Ryan (d)                            24,095                    *
Ted Sizemore                                 119,734  (12)              1.5%


All Current Directors and Executive         1,898,345 (13)
Officers as a Group (15 persons)

----------

(d)  Director
 *   Less than 1%

(1) Each Director and Executive Officer owning shares listed or included in this table exercises sole voting and dispositive power over such shares, except as otherwise indicated in footnotes (2) through (12). Included in the table are shares underlying options that are exercisable within sixty days after October 5, 2001.

(2) This amount includes 7,000 shares of Common Stock underlying options granted under the Rawlings Sporting Goods Company, Inc. Non-Employee Directors' Stock Plans ("Directors' Plan") and 14,932 shares of Common Stock Mr. Baur is entitled to receive in lieu of directors' fees pursuant to the Directors' Plan.

(3) This amount includes 5,000 shares of Common Stock underlying options granted under the Directors' Plan and 9,286 shares of Common Stock Ms. Griggs is entitled to receive in lieu of directors' fees pursuant to the Directors' Plan.

(4) This amount includes 35,333 shares of Common Stock underlying options granted under the Rawlings Sporting Goods Company, Inc. 1994 Long-Term Incentive Plan (the "Stock Option Plan") and 1,914 shares of Common Stock beneficially owned under the Rawlings Sporting Goods Company, Inc. Savings Plan (the "401(k) Plan") as to which Mr. Hodgins has sole voting and dispositive power.

(5) Mr. Host has assigned all of his rights to the options issued under the Director's Plan and to the deferred payment of director's fees to Bull Run Corporation.

(6) This amount includes 120,078 shares of Common Stock underlying options granted under the Stock Option Plan and 17,380 shares beneficially owned under the 401(k) Plan as to which Mr. Keene has sole voting and dispositive power.

(7) This amount includes 7,000 shares of Common Stock underlying options granted under the Directors' Plan and 14,534 shares of Common Stock Mr. McDonnell is entitled to receive in lieu of directors' fees pursuant to the Directors' Plan.

(8) This amount includes 41,000 shares of Common Stock underlying options granted under the Stock Option Plan, and 1,225 shares of Common Stock beneficially owned under the 401(k) Plan as to which Mr. Morrison has sole voting and dispositive power.

(9) This amount includes 317,790 shares underlying options granted under Mr. O'Hara's employment agreement and 5,852 shares beneficially owned under the 401(k) Plan as to which Mr. O'Hara has sole voting and dispositive power.

(10) This amount does not include Common Stock which may be purchased by Bull Run Corporation pursuant to Common Stock Purchase Warrants because such Warrants are not currently exercisable. This amount includes 625 shares of Common Stock underlying options granted under the Directors' Plan, and 4,277 shares of Common Stock deliverable in lieu of director's fees assigned to Bull Run by Mr. Host. Mr. Prather is President and Chief Executive Officer of Bull Run Corporation but does not have sole voting and dispositive power over shares held by Bull Run Corporation. This amount includes 2,625 shares of Common Stock underlying options granted under the Director's Plan and 9,391 shares of Common Stock Mr. Prather is entitled to receive in lieu of directors' fees pursuant to the Directors' Plan.

(11) This amount includes 7,000 shares of Common Stock underlying options granted under the Directors' Plan and 9,452 shares of Common Stock Mr. Robinson is entitled to receive in lieu of directors' fees pursuant to the Directors' Plan.

(12) This amount includes 101,768 shares of Common Stock underlying options granted under the Stock Option Plan, and 13,636 shares of Common Stock beneficially owned under the 401(k) Plan as to which Mr. Sizemore has sole voting and dispositive power.

(13) This amount includes options to purchase an aggregate of 784,121 shares previously granted to such persons under compensatory stock plans of the Company.

                         ITEM 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, two Directors will be elected for a term expiring at the annual meeting following the Company's fiscal year ending August 31, 2004. William C. Robinson and Edward F. Ryan have informed the Company they are willing to serve for the term to which they are nominated if they are elected. If any of these nominees should become unavailable for election or is unable to serve as a Director, the shares represented by proxies voted in favor of him will be voted for any substitute nominee as may be named by the Board of Directors. The candidate for election as a Director must receive a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

         The ages, terms of office and certain other information as of October 5, 2001 with respect to William C. Robinson, Edward F. Ryan and each of the other persons serving as Directors are as follows:


          INFORMATION CONCERNING THE NOMINEES FOR TERM EXPIRING AT THE
            ANNUAL MEETING OF STOCKHOLDERS FOLLOWING THE FISCAL YEAR
                             ENDING AUGUST 31, 2004

                                                                                              TERM EXPIRES AT
                                                                                              ANNUAL MEETING
                                                                                              OF STOCKHOLDERS
                                                                                                 FOLLOWING
                                                                      SERVED AS               THE FISCAL YEAR
NAME, AGE AND PRINCIPAL OCCUPATION                                  DIRECTOR SINCE           ENDING AUGUST 31,
----------------------------------                                  --------------           -----------------

WILLIAM C. ROBINSON, 51                                                  1994                      2001
    President of The Treehouse Florida Fancy Inc. since
    1990; a consultant to F.W. Woolworth Co. from 1988
    to 1990; President and Chief Executive Officer of
    Robby's Sports, a 49 store sporting goods retail
    chain, from 1973 to 1988.

EDWARD F. RYAN, 44                                                       2001                      2001
    Founder and President of Entrepreneurial
    Financial Resources Inc. since 1998; various
    roles, including Chief Executive Officer and
    President of Public Safety Equipment/Code 3
    from 1987 to 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF WILLIAM
C. ROBINSON AND EDWARD F. RYAN AS DIRECTORS OF THE COMPANY.

                   INFORMATION CONCERNING REMAINING DIRECTORS

                                                                                              TERM EXPIRES AT
                                                                                              ANNUAL MEETING
                                                                                              OF STOCKHOLDERS
                                                                                                 FOLLOWING
                                                                      SERVED AS               THE FISCAL YEAR
NAME, AGE AND PRINCIPAL OCCUPATION                                  DIRECTOR SINCE           ENDING AUGUST 31,
----------------------------------                                  --------------           -----------------
W. JAMES HOST, 62                                                        2000                      2002
    Chief  Executive  Officer  of  Host  Communications,
    Inc., since 1972;  director of Bull Run Corporation,
    since 1999.

MICHAEL McDONNELL, 62                                                    1994                      2002
    President  of Rock  Island  Corporation,  a  holding
    company for the  distribution  of  hardware  and the
    manufacturing  of  building  products,  since  1980;
    part owner of the St. Louis  Cardinals  Major League
    Baseball team since 1996.

ANDREW N. BAUR, 57                                                       1994                      2003
    Chairman of Mississippi  Valley  Bancshares,  a bank
    holding  company,  and Chairman of Southwest Bank of
    St.  Louis,   the  bank  subsidiary  of  Mississippi
    Valley   Bancshares,   since  1984;   Secretary  and
    Treasurer and part owner of the St. Louis  Cardinals
    Major League Baseball team since 1996.

STEPHEN M. O'HARA, 46                                                    1998                      2003
    Chairman of the Board and Chief Executive Officer
    of the Company since November 2, 1998; previously
    President of Specialty Catalog Corp., a direct
    marketer targeting niche consumer products from
    1994 to 1998; director of Angelica Corporation.

ROBERT S. PRATHER, JR., 57                                               1998                      2003
    President and Chief Executive Officer of Bull Run
    Corporation since 1992; director of Gray Communications
    Systems, Inc.since 1993 and interim Executive Vice
    President-Acquisitions since 1996; Chairman of the
    Board of Phoenix Corporation, a steel service center,
    from 1980 to 1992.

                                       7

                     BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not less than one and no more than ten members as shall be determined from time to time by vote of a majority of the Directors then in office. The Board of Directors currently consists of eight members. Article Six of the Company's Certificate of Incorporation provides that from and after the first annual meeting of the stockholders the Company's Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of Directors constituting the Board permits. The members of each class are elected to serve for a term of three years and until their successors are duly elected and qualified, or until a member's death, resignation or removal.

     Under the present schedule, regular meetings of the Board of Directors are held four times each year and additional special meetings are called whenever necessary. The Board met five times during the fiscal year ended August 31, 2001. All of the Directors attended at least 75% of the meetings of the Board of Directors occurring during their respective terms and of the committees of the Board of Directors on which they served at the time of such meetings which were held during the fiscal year ended August 31, 2001.

     The Board of Directors has established an Audit Committee consisting of Andrew N. Baur, Linda L. Griggs and Robert S. Prather, Jr. Mr. Baur serves as Chairman of the Audit Committee. The Audit Committee is authorized to recommend to the Company's Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and to review the planned scope of the annual external audits, the independent accountants' report to management and management's responses thereto. Each of those directors qualifies as an independent member of the Audit Committee under the rules of the National Association of Securities Dealers, Inc. On May 1, 2000, the Board of Directors adopted a written charter for the Audit Committee, setting forth its responsibilities. The Audit Committee met five times during the fiscal year ended August 31, 2001. For more information regarding this committee, see "Audit Committee Report" on page 17.

     The Board of Directors has established a Finance Committee consisting of Andrew N. Baur, Linda L. Griggs, Michael McDonnell and William C. Robinson. Mr. Baur serves as Chairman of the Finance Committee. The Finance Committee is authorized to review acquisition prospects and capital expenditures in excess of $500,000 and report to the Board of Directors. The Finance Committee met once during the fiscal year ended August 31, 2001.

     The Board of Directors has also established a Compensation Committee consisting of Michael McDonnell, William C. Robinson and W. James Host. Mr. Robinson serves as Chairman of the Compensation Committee. The Compensation Committee is authorized to establish remuneration levels for Executive Officers, review the performance of the Chief Executive Officer, review management organization and development, review significant non-equity based employee benefit and executive compensation programs and establish and administer equity-based executive compensation programs, including the Stock Option Plan. The Compensation Committee met three times during the fiscal year ended August 31, 2001. For more information regarding this committee, see "Compensation Committee Report on Executive Compensation" on page 9.

     The Board of Directors has not established a nominating committee.

     The Bylaws provide that, unless nominated by the Board of Directors, no person may be elected a director unless notice in writing of such person's nomination by a beneficial or record owner of common stock of the Company shall be received by the Secretary of the Company not less than sixty days prior to the first anniversary of the preceding year's annual meeting; provided that in the event that the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, notice by the stockholder must be delivered not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting, or (b) the tenth day following the date on which public announcement of the date of such meeting is first made. Such notice must set forth (1) the name and address of the nominating stockholder and of the nominee, (2) a representation that such stockholder is a beneficial or record owner of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (3) the name and address of the record holder of the stock as it appears in the Company's books and of the beneficial owners thereof, if any, on whose behalf the nomination is made, (4) the class and number of shares which are owned beneficially and of record by the nominating stockholders and each proposed nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder, (6) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with the SEC pursuant to Regulation 14A promulgated under the Exchange Act had the nominee been nominated or intended to be nominated by the Board of Directors, and (7) the consent of each nominee to serve as a director of the Company if elected.

                            COMPENSATION OF DIRECTORS

     The Company's Directors, except for those who are also employees of the Company, receive an annual retainer fee of $15,000 for service as a Director. In addition, each non-employee Director receives meeting attendance fees of $1,000 per meeting for special Board meetings or Committee meetings not held in conjunction with a regular Board meeting. The directors have elected to receive in lieu of cash payment of their directors' fees a number of shares of Common Stock having a value equal to the amount of the cash fees. The Company also reimburses all of its Directors for their out-of-pocket expenses incurred in the performance of their duties as Directors of the Company. Mr. Host has assigned all of his rights to the options issued under the Company's Non-Employee Directors' Stock Plan (the "Directors' Plan") and to deferred payment of fees to Bull Run Corporation.

     Pursuant to the Company's Directors' Plan, the non-employee Directors receive (a) a non-qualified stock option having an exercise price equal to the fair market value on the date of grant for 2,500 shares of the Common Stock upon their initial election or appointment and, thereafter, a non-qualified stock option for 1,000 shares of the Common Stock annually at the date of the annual meeting, except that no more than one stock option award may be granted to each non-employee Director in a given calendar year, and (b) the right to defer receipt of fees in cash, and receive instead the right to delivery at a specified future date of that number of shares of Common Stock having a value at the time of deferral equal to the amount of cash deferred.


                             EXECUTIVE COMPENSATION

BACKGROUND

     The members of the Company's Compensation Committee during the Company's fiscal year ended August 31, 2001, who are also currently members of the Compensation Committee, were W. James Host, Michael McDonnell and William C. Robinson.

     Set forth below is the Compensation Committee's report on executive compensation.

     Notwithstanding anything to the contrary, the following report of the Compensation Committee, Audit Committee Report and the Performance Graph set forth later in this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is charged with the responsibility to administer compensation programs for the Company's executives. To this end, the Committee has established the following fundamental philosophy for executive compensation:

          An appropriate and significant portion of each executive's total compensation should be performance-based and linked to the creation of value for stockholders, and

          Market practices and compensation levels must be considered when establishing an appropriate program for executives in order to assist the Company in attracting and retaining high quality talent.

     Pursuant to this philosophy, the Company's executive compensation plans have been designed to remunerate executives through three primary sources - base salary, annual cash incentives and long-term equity-oriented incentives. The entire program has been formulated so that the portion of an executive's total compensation being derived from variable, performance-based pay is greater at increasing levels of responsibilities.

     Details regarding each of the primary facets of executive compensation, along with a discussion of the awards made in fiscal 2001, follows.

     Base Salary

     The Company targets salaries for executives at the median (size-adjusted 50th percentile) of the competitive marketplace. For purposes of each of the primary facets of compensation, the competitive marketplace includes organizations of similar size in the sporting goods industry. This competitive marketplace is currently defined by 15 companies, as self-selected by the Company, and is subject to occasional change as the Company or its competitors change their focus, merge or are acquired, or as new competitors emerge. These companies are some, but not all, of the companies included in the S&P Leisure Time (Products) Index which is the index used for comparison in the performance graph on page 16.

     At fiscal year-end 2000, the Company retained the consulting firm of William M Mercer, Incorporated to perform a thorough review and analysis of the Company's executive compensation structure. The Mercer analysis provided the Committee with valuable insights and reinforced the Committee's belief that its overall approach, including its use of cash and stock incentive based compensation, was appropriate. At fiscal year-end 2001, the Company retained the consulting firm of Compensation Matters, which updated the review of the executive's compensation. These analyses highlighted the fact that the salaries of the Company's senior management were below market but that the annual potential cash incentives were above market. This finding coincides with the Committee's goal to provide an adequate incentive to key executives and to reward performance. Although the William M. Mercer analysis found that the Company's use of stock options was significantly below the market, the Committee believes that the use of cash incentives at this time provides a better incentive.

     Annual Cash Incentives

     The Company maintains a management incentive plan whose participants include certain management employees and all of the Company's executives. The plan provides for the payment of annual cash awards based upon the achievement of specified Company goals.

     Incentive opportunities are established for each executive level at the beginning of each fiscal year, stated as a percentage of base salary. These opportunities are set at levels designed to approximate incentive opportunities for similar positions within the competitive marketplace. Actual awards earned are a function of the Company's performance; thus, actual awards to the Company's executives may be below or above actual median awards in the marketplace depending on how the Company performs.

     Annual incentives earned for fiscal 2001, as shown in the Summary Compensation Table, reflect the Committee's evaluation of the Company's performance against stated financial goals for 2001. As the Company did not achieve its planned goals (primarily based on achievement of specified net income levels), no incentive awards were granted, and the Committee determined not to increase the base salaries of the individuals names in the Summary Compensation Table for fiscal 2002.

     Long-Term Equity-Based Compensation

     The Company maintains a long-term incentive plan that provides for the grant of stock-based incentive awards to certain management employees and all of the Company's executives.

     The Company utilizes nonqualified stock options granted at fair market value as its primary long-term incentive. From time to time, executives are granted stock options at levels determined by the Committee based on a number of subjective factors, including among other things, a general desire to approximate median award levels within the competitive marketplace. Since the executives derive no value from the options unless the value of the Company's stock increases, these awards support the Company's objective of linking executive compensation to the creation of shareholder value.

     Awards made to the Company's executives in fiscal 2001 are believed to approximate the level of awards made to executives in similar positions within the competitive marketplace, and are not based on the number of previous stock options already held by the respective executive.

     Section 162(m)

     In December 1995, the IRS finalized rules regarding the deductibility of compensation under Internal Revenue Code Section 162(m). The rules state that compensation in excess of $1 million annually to any one executive will be non-deductible for income tax purposes unless the compensation is "performance based." At this point, none of the compensation paid by the Company to its executives is non-deductible. The Committee will monitor IRS rules and the Company's executive compensation program to ensure, to the extent appropriate, that full deductibility for such payments continues.

     Compensation of the Chief Executive Officer

     In assessing appropriate types and amounts of compensation for the Chief Executive Officer, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are the performance achieved against annual financial goals, cost improvement, the market price of the Common Stock and the Company's performance compared to the competitive marketplace. Individual factors include the CEO's initiation and implementation of successful business strategies, formation of an effective management team and various personal qualities, including leadership.

                               William C. Robinson
                                Michael McDonnell
                                  W. James Host

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION;
CERTAIN TRANSACTIONS

     As discussed above under "Compensation Committee Report," the Compensation Committee has general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the Company's executive officers. During the fiscal year ended August 31, 2001, the members of the Compensation Committee were Michael McDonnell, W. James Host and William C. Robinson. None of the members of the Compensation Committee were, during the fiscal year ended August 31, 2001, an officer or employee of the Company or any of its subsidiaries, or otherwise were formerly an officer of the Company or any of its subsidiaries.

     Mr. Host is the Chief Executive Officer of Host Communications, Inc. During the fiscal year ended August 31, 2001, the Company purchased approximately $33,000 of catalogs, promotional items and web services from Host Communications, Inc. The Company believes that the terms and prices for these purchases are no less favorable than those obtained from unaffiliated parties.

     Mr. Baur is the Secretary, Treasurer and a part owner, and Mr. McDonnell is a part owner, of the St. Louis Cardinals L.P. During the fiscal year ended August 31, 2001, the Company sold approximately $442,000 of product to, and also purchased $110,000 in product and services from, the St. Louis Cardinals L.P. The Company believes the terms and prices for the sales of these products and services are no less favorable than those obtained from unaffiliated parties.

SUMMARY OF COMPENSATION

     The following table shows information concerning compensation earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated Executive Officers of the Company whose salary and bonus for the twelve months ended August 31, 2001 exceeded $100,000. This information is provided for the fiscal years ended August 31, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE
                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                               ANNUAL COMPENSATION                     AWARDS
                                 ------------------------------------------------  ----------------

                                                                     OTHER           SECURITIES
                                                                     ANNUAL          UNDERLYING           ALL OTHER
      NAME AND PRINCIPAL          FISCAL     SALARY     BONUS     COMPENSATION         OPTIONS           COMPENSATION
           POSITION                YEAR         $         $            $                  #                 $ (1)
---------------------------------------------------------------------------------   -------------       ----------------

Stephen M. O'Hara                2001         284,946    -         --               140,000                 6,870
Chairman and                     2000         275,000    -         --                63,940                38,250
Chief Executive Officer          1999         229,167    -       86,759(2)          263,850                32,406

Howard B. Keene                  2001         168,833    -         --                10,000                 5,065
President and                    2000         163,000    -         --                10,000                 4,890
Chief Operating Officer          1999         161,250    -         --                15,000                 4,691

Ted Sizemore                     2001         150,967    -         --                28,000                 4,096
Senior Vice President            2000         145,800    -         --                10,000                 3,785
Worldwide Baseball Affairs       1999         145,800    -         --                15,000                 3,736

Stan W. Morrison                 2001         168,333    -         --                16,000                 2,596
Executive Vice President         2000         160,000    -         --                10,000                 2,400
Marketing                        1999         145,454    -       94,338(3)           40,000                   400

Jonathan C. Hodgins              2001         154,166              --                 5,000                 4,044
Vice President                   2000         150,000    -         --                 1,000                 3,750
New Business Development         1999         150,000    -       87,716(4)           15,000                 3,375


----------

(1) The amounts indicated reflect 401(k) Plan contributions by the Company on behalf of executive officers O'Hara, Keene, Sizemore, Morrison and Hodgins of $5,370, $5,065, $4,096, $2,596, and $4,044, respectively. With respect to Mr. O'Hara, the amounts indicated reflect $30,000 in premiums during fiscal years 1999 and 2000, and $1,500 in premiums during fiscal year 2001 on a split-dollar life insurance policy for Mr. O'Hara paid by the Company, but does not reflect $28,500 which was loaned to Mr. O'Hara in fiscal year 2001 and secured by the policy.

(2) In connection with Mr. O'Hara's relocation from Massachusetts, the Company paid $51,781 of relocation expenses (including airfare and temporary accommodation expenses in St. Louis, Missouri, real estate commissions and other costs associated with the sale of Mr. O'Hara's home and an amount equal to one month's salary for other relocation expenses). In addition, the Company paid Mr. O'Hara $15,272, which amount represents the amount recognized by Mr. O'Hara for tax purposes in connection with the Company's payment of the above-referenced relocation expenses.

(3) In connection with Mr. Morrison's relocation, the Company paid $55,543 of relocation expenses (including airfare and temporary accommodation expenses in St. Louis, Missouri, real estate commissions and transaction associated costs and an amount equal to one month's salary for other relocation expenses). In addition, the

     Company paid Mr. Morrison $22,149, which amount represents the amount recognized by Mr. Morrison for tax purposes in connection with the Company's payment of the above-referenced relocation expenses.

(4) In connection with Mr. Hodgins' relocation from Canada, the Company paid $46,998 of relocation expenses that included real estate commissions on the sale of Mr. Hodgins' home as well as airfare and temporary living expenses in St. Louis, Missouri. In addition, the Company paid Mr. Hodgins $22,577, which amount represents the amount recognized by Mr. Hodgins for tax purposes in connection with the Company's payment of the above-referenced relocation expenses. Mr. Hodgins left the Company on November 15, 2001.

STOCK OPTIONS

         The following tables set forth certain information concerning options granted during the fiscal year ended August 31, 2001 to the Executive Officers named in the Summary Compensation Table and the number and value of the unexercised options held by such persons on August 31, 2001:

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE VALUE
                                                                                                AT ASSUMED ANNUAL RATES OF
                                                                                                 STOCK PRICE APPRECIATION
       INDIVIDUAL GRANTS                                                                            FOR OPTION TERM (1)
--------------------------------------------------------------------------------------------    --------------------------

              (a)                     (b)              (c)            (d)            (e)             (g)           (h)

                                   NUMBER OF
                                   SECURITIES      % OF TOTAL
                                   UNDERLYING      OPTIONS/SARS     EXERCISE
                                    OPTION/        GRANTED TO          OR
                                  SARS GRANTED    EMPLOYEES IN     BASE PRICE     EXPIRATION
             NAME                     (#)          FISCAL YEAR       ($/SH)          DATE          5% ($)        10% ($)
-------------------------------- -------------  ---------------  -------------    -----------   ------------    ----------

Stephen M. O'Hara                   15,200 (2)                        4.9375       1/19/06          20,734         45,819
                                    20,200 (2)                        4.625        1/29/06          25,812         57,037
                                     4,600 (2)                        4.35         4/16/06           5,528         12,216
                                   100,000 (3)        59.0%           4.25         8/30/11         117,420        259,467

Howard B. Keene                     10,000 (3)         4.2%           5.25         5/15/11          34,982         88,652

Ted Sizemore                         8,000 (3)                        5.25         5/15/11          26,413         66,937
                                    20,000 (3)        11.8%           4.18         8/28/11          52,575        133,236

                                     2,550 (2)                        4.60         4/25/11           7,377         18,695
Stan W. Morrison                     3,450 (2)                        4.70         4/25/11          10,198         25,842
                                    10,000 (3)         6.8%           5.25         5/15/11          33,017         83,671

Jonathan C. Hodgins                  5,000 (3)         2.1%           5.25         5/15/11          16,508         41,836

(1) The potential realizable value represents the amount each Executive Officer might realize if the stock appreciates annually at the assumed rates of 5% and 10% for the full period of the options (10 years, except the options granted to Mr. O'Hara which have a period of 5 years). The amounts represent only hypothetical values and there can be no assurance that such growth rates in stock price will be achieved. The actual amount realized by each Executive Officer will be determined at the time the options are exercised and will be based on the excess of the fair market value of the stock at the time of exercise over the exercise price.

(2) The options have an exercise price equal to the market value on the date of grant and become exercisable immediately upon grant.

(3) The options have an exercise price equal to the market price on the date of grant and become exercisable as to one-third of the initial number of underlying shares of common stock on each of the first, second, and third anniversaries of the date of grant, subject to acceleration in the event of death or disability of the optionee, a change in control (as defined in the Stock Option Plan) or as otherwise determined by the Compensation Committee.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING                VALUE OF UNEXERCISED
                          SHARES                      UNEXERCISED OPTIONS/SARS AT     IN-THE-MONEY OPTIONS/SARS
                       ACQUIRED ON       VALUE                FY-END (#)                    AT FY-END ($)
       NAME            EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE (1)


Stephen M. O'Hara          -0-             -0-              317,790/150,000                   0/0

Howard B. Keene            -0-             -0-               120,078/21,667                   0/0

Ted Sizemore               -0-             -0-               101,768/39,667                 0/400

Stan W. Morrison           -0-             -0-                41,000/25,000                   0/0

Jonathan Hodgins           -0-             -0-                35,333/10,667                   0/0

(1) The closing price of the Common Stock on the Nasdaq National Market on August 31, 2001 was $4.20 per share. Value is calculated by determining the difference between the option exercise price and $4.20, multiplied by the number of shares of Common Stock underlying the options.

RETIREMENT PLANS

     All of the Executive Officers of Rawlings who were previously employees of Figgie accrued retirement income credits under Figgie's Retirement Income Plan II (the "Figgie Plan") until the date of the initial public offering of the Company's shares (the "IPO"). Such employees will receive, upon retirement, benefits accrued under the Figgie Plan up until the date of the IPO. In connection with the acquisition of the Rawlings Business from Figgie, each of the Company's employees has been given credit for vesting and eligibility to receive benefits under the Company's retirement plan for service as an employee of Figgie. In return, Figgie has provided full vesting under the Figgie Plan for all employees of Rawlings who were previously employees of Figgie.

     As of July 8, 1994, the date of the IPO, the amount of annual benefits payable upon retirement under the Figgie Plan, including accrued benefits from a prior plan which was terminated on November 21, 1988, to Mr. Keene, who was an employee of Figgie, is $9,372.

     The Company has not adopted a retirement plan.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Stephen M. O'Hara in November 1998 which agreement, as amended in January 2000, provides for (1) an initial annual salary of $275,000, with an annual salary review and adjustment by the Compensation Committee, (2) an annual bonus of up to 75% of salary, which will be based upon subjective and objective criteria established by the Compensation Committee, (3) the issuance of stock options to purchase 250,000 shares of Common Stock having the terms discussed below, (4) severance benefits equal to three times Mr. O'Hara's base salary at time of termination if his employment with the Company is terminated under certain circumstances following a change in control of the Company, (5) a termination benefit, unless Mr. O'Hara is terminated for cause, as defined in the employment agreement, equal to two times Mr. O'Hara's base salary at the time of termination and the continuation of certain benefits for a period of two years following such termination, provided that Mr. O'Hara may not receive such termination benefit in the event of a change in control of the Company for which Mr. O'Hara receives the benefits described below under "Severance Agreements," (6) a $2 million split dollar life insurance policy, (7) an automobile allowance, and (8) certain relocation expenses and miscellaneous perquisites.

     The stock options referred to above vest over a four year period. The options that vest on the date of grant are exercisable at a price per share equal to the current market price of the Common Stock on October 30, 1998 ($10.00), and those vesting on the second, third and fourth anniversaries are exercisable at $11.00, $12.00, $13.00 and $14.00, respectively. In addition, for each share of Common Stock purchased by Mr. O'Hara, up to the first 20,000 shares purchased annually, Mr. O'Hara shall receive pursuant to the employment agreement the option to purchase two shares of Common Stock at an exercise price equal to the price at which such shares of Common Stock were purchased. During most of the Company's fiscal year 1999, Mr. O'Hara was prevented under applicable securities laws from purchasing shares of Common Stock due to the Company's then pending strategic review process. Accordingly, the Board of Directors amended the employment agreement to permit Mr. O'Hara to acquire, through the purchase of Common Stock, the number of options he was unable to obtain during fiscal 1999.

     The Company entered into an employment agreement with Ted Sizemore on September 1, 2001 which provides for (1) an initial annual salary of $100,000 with a reduction to $75,000 starting on the fifth anniversary of the agreement,
(2) beginning with the fiscal year ending August 31, 2002, an annual bonus of up to 100% of the salary, which will be determined with the criteria used to for the payment of bonuses to other executives, (3) the issuance of stock options having the terms discussed below, (4) termination benefits equal to the product of the remaining base salary under the agreement, multiplied by 1.6 in order to reflect a 60% target bonus for the remaining years, and (5) a $300,000 life insurance policy. Upon execution of the employment agreement, Mr. Sizemore received an option to purchase 20,000 shares of the Company's common stock at the market price per share as of the close of business on September 1, 2001. The option vested immediately and may be exercised at any time by Mr. Sizemore. In addition, the employment agreement provides that on each anniversary of the agreement the Company will issue to Mr. Sizemore a stock option to purchase 5,000 shares of common stock at the market price as of the close of business on the immediately preceding August 31 or the end of the fiscal year if not August
31. These options vest immediately and may be exercised by Mr. Sizemore at any time.

SEVERANCE AGREEMENTS

         The Company has entered into severance agreements with each of the Executive Officers named in the Summary Compensation Table (other than Mr. Sizemore) which provide various severance benefits to them if their employment with the Company is terminated under certain circumstances following a change in control of the Company. The agreements provide that a change in control of the Company is deemed to have occurred if (1) a person acquires beneficial ownership of 20% or more of the Company's voting stock (33% under Mr. O'Hara's employment agreement), (2) individuals who, at the date of the agreement or the beginning of a two-year period thereafter, constitute the Board of Directors, cease for any reason to constitute a majority of the Board, (3) the stockholders approve a liquidation of the Company, a sale or disposition of all or substantially all of the Company's assets, or a merger, consolidation or reorganization of the Company other than one that would result in (a) the holders of the Company's voting stock continuing to own beneficially more than 50% of the outstanding stock of the resulting corporation, (b) no person who did not own voting stock prior to the transaction owning 20% or more of the outstanding stock of the resulting corporation, and (c) at least a majority of the board of directors of the resulting corporation being members of the Board of Directors of the Company at the date the severance agreement was signed or at the beginning of a two-year period thereafter that precedes the corporate transaction, or (4) the Board concludes that the Executive Officer is entitled to the benefits because of the occurrence, threat or imminence of an event with consequences similar to the foregoing.

         Each of the agreements provides for severance payments (two and one-half years for Mr. Keene and two years for other Executive Officers) in the event of termination of the Executive Officer's employment within a specified period after a change in control of the Company unless the Executive Officer's employment is terminated by the Company or its successors for "cause" or "disability", because of the Executive Officer's death or "retirement" or by the Executive Officer's voluntary termination for other than "good reason", in each case as such terms are defined in the agreements. The benefits consist of the following: (a) an amount equal to two times the highest annual base salary paid to the

Executive Officers at any time up to the termination of such Executive Officer's employment (three times for Mr. O'Hara, two and one-half times for Mr. Keene and one-half the annual salary for Mr. Hodgins); (b) salary and bonus (prorated assuming annual bonuses were paid at the target level) to the date of termination (Mr. O'Hara would receive an amount equal to his prior year's bonus); (c) medical, dental, long-term disability and group term life insurance benefits for three years for Mr. O'Hara, two and one-half years for Mr. Keene and two years for other Executive Officers if the Executive Officer makes his or her required contribution; and (d) acceleration of the vesting of all stock options.


                             STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on an investment of $100 in the Common Stock on August 31, 1996 to August 31, 2001 with the cumulative total return over the same period of (i) the Nasdaq Composite Market Index and (ii) the Standard & Poor's Leisure Time Index and assumes dividend reinvestment through the fiscal year ending August 31, 2001:



                              [performance graph]


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                     8/31/96       8/30/97       8/29/98      8/31/99      8/31/00     8/31/01
Rawlings                               $100          $110         $ 94         $ 97         $ 63       $ 44
Nasdaq Composite Market Index           100           139          131          240          368        158
S&P Leisure Time (Products) Index       100           126           76           94          125        148

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is composed of Mssrs. Baur (Chairman) and Prather and Ms. Griggs. Among other things, the Board has charged the Audit Committee with general oversight responsibility for the Company's financial reporting process. The Audit Committee also serves as an independent and objective party to monitor the Company's financial reporting process. In addition, the Audit Committee reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     Management is directly responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The Committee members are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Committee's oversight does not provide an independent basis to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing principles or that the Company's independent accountants are in fact "independent."

     In this context, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for fiscal year 2001 with management and with Arthur Andersen LLP, the Company's independent auditors. The Audit Committee has received from management a representation that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee also has received from Arthur Andersen the written disclosures and the letter required by Independence Standards Board Standard No. 1 relating to auditor independence, and has discussed with Arthur Andersen the independence of Arthur Andersen.

     Based upon the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2001 filed with the Securities and Exchange Commission.

                                            Committee Members:

                                            Andrew N. Baur, Chairman
                                            Linda L. Griggs
                                            Robert S. Prather


ITEM 2 -- RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for its fiscal year ending August 31, 2002. Although the Bylaws of the Company do not require the submission of the selection of independent public accountants to the stockholders for approval, the Board of Directors believes it is appropriate to give stockholders the opportunity to ratify the decision of the Board of Directors. The Board of Directors will not be bound by the stockholders' vote at the Annual Meeting but will take into account the stockholders' decision.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended August 31, 2001 by the Company's principal accounting firm, Arthur Andersen LLP:

Audit Fees...................................................  $ 130,000
Financial Information Systems Design and Implementation Fees.          -
All Other Fees...............................................     134,000(a)(b)
                                                               -----------
                                                               $  264,000
----------

(a)  Includes fees for tax compliance and other non-audit services.

(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement should they desire to do so and will also be available to respond to appropriate questions from stockholders.

     Ratification of the selection of the independent public accountants will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE COMPANY'S FISCAL YEAR ENDING AUGUST 31, 2002.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. In addition, under Section 16(a), a director, executive officer or 10% stockholder who is a trustee and has a pecuniary interest (such interest includes situations where a member of the trustee's immediate family is a beneficiary of the trust) in any holding or transaction in the Company's securities held by the trust, must report the holding or transaction on the trustee's individual form. Securities and Exchange Commission regulations require directors, executive officers, greater than 10% stockholders and reporting trusts to furnish the Company with copies of all Section 16(a) reports they file.

     Except as described below, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 2001, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% stockholders were met. Due to a transmittal error, one Report on Form 5 of a grant of an option to purchase Common Stock in lieu of directors' fees pursuant to the Directors' Plan was not timely filed on behalf of each of Messrs. Andrew N. Baur, Michael McDonnell, Robert S. Prather, Jr. and William C. Robinson, each a director of the Company, one Report on Form 5 of shares issued to the following officers through the 401(K) Plan and options granted under the Stock Option Plan was not timely filed on behalf of each of Messrs. Jonathan Hodgins, Howard B. Keene, Stanley W. Morrison, Stephen M. O'Hara, Ted C. Sizemore and Michael Thompson, each an executive officer of the Company, and one Report on Form 5 was not timely filed on behalf of Mr. William Lacey, an executive officer of the Company, reflecting the grant of options under the Stock Option Plan.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any stockholder proposal submitted to the Company pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement and proxy relating to the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than December 12, 2001 provided that if the date of the annual meeting is to be held before April 15, 2003, or after June 14, 2003, such notice must be received at a reasonable time before the Company begins to print and mail its proxy materials. Any stockholder intending to nominate an individual for election to the Board of Directors at the Company's 2003 Annual Meeting of Stockholders must provide written notice to the Company not later than March 16, 2003 provided that if the date of the next annual meeting is advanced to a date earlier than April 15, 2003, or delayed to a date after July 14, 2003, such written notice must be delivered to the Company not later than the close of business on the later of (a) 60 days prior to such annual meeting, or (b) the tenth day following the first public announcement of the date of such annual meeting. If the Company does not receive notice of any other non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2003 by March 16, 2003, the proxy holders will retain discretionary authority to vote proxies on such matters if they are raised at the 2003 Annual Meeting of Stockholders. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission and the provisions of the Company's bylaws. A copy of the Company's bylaws may be obtained upon a written request submitted to the Company's Secretary at the address, below. Stockholder proposals should be directed to:

                                 HOWARD B. KEENE
                                    SECRETARY
                      RAWLINGS SPORTING GOODS COMPANY, INC.
                              1859 INTERTECH DRIVE
                             FENTON, MISSOURI 63026

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters.

     To the extent that information contained in this Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.

     YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED REQUIRING NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors

                                                   /s/ Howard B. Keene

                                                      Howard B. Keene
                                                         Secretary

Dated:  November 28, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     PROXY
                     2002 ANNUAL MEETING OF STOCKHOLDERS OF

                     RAWLINGS SPORTING GOODS COMPANY, INC.

     The undersigned hereby appoints Stephen M. O'Hara and Howard B. Keene, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Rawlings Sporting Goods Company, Inc. (the "Company") to be held at Maritz, Inc., 1355 N. Highway Drive, Fenton, Missouri 63099, on Wednesday, January 9, 2002, commencing at 9:30 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of the Company which the undersigned is entitled to vote with respect to the following matters, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated November 28, 2001:

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

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                                FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as
                                                             indicated in    [X]
                                                             this example.


  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


ITEM 1: Election of two Directors for a class of Directors to serve until the annual meeting following the Company's fiscal year ending August 31, 2004.

                                 WITHHOLD
                                 AUTHORITY
               FOR the          to vote for
               nominees         those nominees
             listed below:      listed below:
                __                   __
               /_/                  /_/

NOMINEES:  01 William C. Robinson  02  Edward F. Ryan

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

----------------------------------------------------


ITEM 2:   Proposal to ratify the selection of the accounting firm
          of Arthur Andersen LLP as independent public
          accountants of the Company for the Company's fiscal
          year ending August 31, 2002.
           __             __                  __
          /_/ FOR        /_/ AGAINST         /_/ ABSTAIN


                    In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

                    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 and 2.


                     Dated: __________________________________, 2002

                     ______________________________________________
                     Signature
                     ______________________________________________
                     Signature (if held jointly)

                     Please sign exactly as name
                     appears hereon.  When shares
                     are held by joint tenants,
                     both should sign.  When
                     signing as an attorney,
                     executor, administrator,
                     trustee or guardian, please
                     give full title as such.  If a
                     corporation, please sign in
                     full corporate name by
                     President or other authorized
                     officer.  If a partnership,
                     please sign in partnership
                     name by authorized person.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
           USING THE ENCLOSED POSTAGE PREPAID ENVELOPE


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